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April 26, 2007

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:  ML of New York Variable Annuity Separate Account D
     ML of New York IRA Annuity - Registration No. 333-98283
     ML of New York Investor Choice - IRA Series - Registration No. 333-119797


Commissioners:

ML Life Insurance Company of New York (the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended February 27, 2007, for the following underlying mutual funds ("Funds") in which Registrant invests:

SEMI-ANNUAL REPORT MAILINGS
The American Funds - The Growth Fund of America, Inc., SEC File No.: 811-862 MFS Series Trust I - Core Growth Fund, SEC File No.: 811-04777
MFS Series Trust IV - Mid Cap Growth Fund, SEC File No.:  811-02594
MFS Series Trust I - Research International Fund, SEC File No.:811-04777 BlackRock Fundamental Growth Fund, Inc., SEC File No.: 811-06669
BlackRock Government Income Portfolio, SEC File No.:  811-05742
Oppenheimer Main Street Fund, SEC File No.:  811-05360
Oppenheimer Capital Appreciation Fund, SEC File No.:  811-03105
Templeton Foreign Fund, SEC File No.:  811-02781
Templeton Growth Fund, SEC File No.:  811-04892


Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.


Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                     ML Life Insurance Company of New York
                            1700 Merrill Lynch Drive
                              Pennington, NJ 08534
                 Home Office:  222 Broadway, New York, New York